UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2021

 Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38402 (Commission File Number)	26-3509845 (I.R.S. Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Monaker Group, Inc. (the “Company”, “we”, “us”, and “Monaker”) with the Securities and Exchange Commission (the “SEC”) on November 27, 2021, the Company previously sold Streeterville Capital, LLC (“Streeterville”), an accredited investor, a Secured Promissory Note in the original principal amount of $5,520,000 on November 23, 2020 (the “November 2020 Streeterville Note”). Streeterville paid consideration of (a) $3,500,000 in cash; and (b) issued the Company a promissory note in the amount of $1,500,000 (the “November 2020 Investor Note”), in consideration for the November 2020 Streeterville Note, which included an original issue discount (“OID”) of $500,000 and reimbursement of Streeterville’s transaction expenses of $20,000. A total of $350,000 of the OID was fully earned and the remaining $150,000 was not fully earned until or unless the November 2020 Investor Note was fully funded by Streeterville, which November 2020 Investor Note was fully funded by Streeterville on January 6, 2021.

The November 2020 Streeterville Note provided that if any of the following events had not occurred on or before April 30, 2021, the then outstanding balance of the note (including accrued and unpaid interest) increases by an amount equal to 25% of the then-current outstanding balance thereof (the “April 2021 Note Increase”): (a) HotPlay Enterprise Limited (“HotPlay”) must have become a wholly-owned subsidiary of the Company; (b) during the period beginning on July 21, 2020, and ending on the date that certain Share Exchange Agreement entered into with HotPlay and the HotPlay stockholders dated July 23, 2020, as amended from time to time (the “HotPlay Share Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) is consummated, HotPlay must have raised at least $15,000,000 in cash through equity investments; (c) upon consummation of the HotPlay Share Exchange, all outstanding debt owed by the Company to HotPlay must have either been forgiven by HotPlay or converted into the Company’s common stock; (d) HotPlay must have become a co-borrower on the November 2020 Streeterville Note; and (e) the Company must have paid off all outstanding debt obligations to the Donald P. Monaco Insurance Trust and National Bank of Commerce, in full (collectively, the “November 2020 Note Transaction Conditions”). To date, the Company has not yet completed the acquisition of HotPlay, and as such, the November 2020 Note Transaction Conditions have not been met.

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on March 26, 2021, on March 22, 2021, we entered into a Note Purchase Agreement dated March 23, 2021 (the “March 2021 Note Purchase Agreement”) with Streeterville, pursuant to which we sold Streeterville another Secured Promissory Note in the original principal amount of $9,370,000 (the “March 2021 Streeterville Note”). Streeterville paid consideration of (a) $7,000,000 in cash; and (b) issued the Company a promissory note in the amount of $1,500,000 (the “March 2021 Investor Note”), in consideration for the March 2021 Streeterville Note, which included an OID of $850,000 and reimbursement of Streeterville’s transaction expenses of $20,000. A total of $700,000 of the OID was fully earned and the remaining $150,000 was not fully earned until the March 2021 Investor Note was fully-funded by Streeterville, which March 2021 Investor Note was fully funded by Streeterville on or around May 26, 2021.

The March 2021 Streeterville Note provides that if any of the following events have not occurred on or before June 30, 2021, the then outstanding balance of the note (including accrued and unpaid interest) increases by an amount equal to 25% of the then-current outstanding balance thereof (the “June 2021 Note Increase”): (a) HotPlay must have become a wholly-owned subsidiary of the Company; (b) during the period beginning on July 21, 2020, and ending on the date that the HotPlay Share Exchange is consummated, HotPlay must have raised at least $15,000,000 in cash or debt through equity investments; (c) upon consummation of the HotPlay Share Exchange, all outstanding debt owed by the Company to HotPlay must have either been forgiven by HotPlay or converted into the Company’s common stock; and (d) HotPlay must have become a co-borrower on the March 2021 Streeterville Note (collectively, the “March 2021 Note Transaction Conditions”).

Effective on May 26, 2021, Streeterville agreed to waive the requirement that we use 20% of the proceeds from our May 2021 underwritten offering to repay amounts owed under the November 2020 Streeterville Note, contingent upon our payment of 20% of the proceeds from our May 2021 underwritten offering towards the balance of the March 2021 Streeterville Note, which amount was subsequently paid as discussed below in Item 8.01.

On June 1, 2021, Streeterville agreed to defer 50% of the April 2021 Note Increase which was otherwise to occur due to the Company’s failure to timely meet all of the November 2020 Note Transaction Conditions. As such, a total of $506,085 has been capitalized into the outstanding balance of the November 2020 Streeterville Note effective as of April 30, 2021, and the remaining $506,085 of the April 2021 Note Increase will only be added to the balance of the November 2020 Streeterville Note if the Company fails to meet the November 2020 Transaction Conditions by June 30, 2021. Separately, if the Company does not meet the March 2021 Note Transaction Conditions by June 30, 2021, the March 2021 Streeterville Note will be subject to the June 2021 Note Increase.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03, the disclosures in Item 1.01 and Item 8.01 hereof are incorporated by reference in this Item 2.03 by reference.

Item 8.01. Other Events.

We made a required monthly redemption payment of $1,250,000 to Streeterville under the November 2020 Streeterville Note on May 26, 2021, with funds obtained pursuant to our May 2021 underwritten offering.

We made a required equity payment of $1,857,250 to Streeterville under the March 2021 Streeterville Note on May 26, 2021, with funds raised through the May 2021 underwritten offering, which represented approximately 20% of the funds raised in such offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: June 2, 2021	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer